Long-Term Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt

Note 7 – Long-Term Debt

Long-term debt consisted of the following at March 31, 2016 and December 31, 2015 (in millions):

	March 31, 2016	December 31, 2015
Credit Facility	$762.8	$735.0
2020 Senior Notes	500.0	500.0
Fair value adjustment of 2020 Senior Notes	3.2	3.3
2022 Senior Notes	600.0	600.0
2023 Senior Notes	700.0	700.0
Other	4.9	5.3
Less: deferred financing costs, net	39.2	40.9

Total Crestwood Midstream debt	2,531.7	2,502.7
Other	—	0.2

Total Crestwood Equity debt	2,531.7	2,502.9
Less: current portion	0.9	1.1

Total long-term debt, less current portion	$2,530.8	$2,501.8

Crestwood Midstream Credit Facility

At March 31, 2016, Crestwood Midstream had $268.2 million of available capacity under its credit facility considering the most restrictive debt covenants in its credit agreement. At March 31, 2016 and December 31, 2015, Crestwood Midstream’s outstanding standby letters of credit were $60.7 million and $62.2 million. Borrowings under the CMLP credit facility accrue interest at prime or Eurodollar based rates plus applicable spreads, which resulted in interest rates between 2.94% and 5.00% at March 31, 2016 and 2.70% and 5.00% at December 31, 2015. The weighted-average interest rate as of March 31, 2016 and December 31, 2015 was 2.96% and 2.70%.

Crestwood Midstream is required under its credit agreement to maintain a net debt to consolidated EBITDA ratio (as defined in its credit agreement) of not more than 5.50 to 1.0, a consolidated EBITDA to consolidated interest expense ratio (as defined in its credit agreement) of not less than 2.50 to 1.0, and a senior secured leverage ratio (as defined in its credit agreement) of not more than 3.75 to 1.0. At March 31, 2016, the net debt to consolidated EBITDA was approximately 4.98 to 1.0, the consolidated EBITDA to consolidated interest expense was approximately 3.77 to 1.0, and the senior secured leverage ratio was 1.48 to 1.0.

Crestwood Midstream Senior Notes

On March 7, 2016, Crestwood Midstream filed a registration statement with the SEC under which it plans to offer to exchange $700.0 million of its 6.25% unsecured Senior Notes due 2023 (2023 Senior Notes) for any and all outstanding notes. The terms of the exchange notes are substantially identical to the terms of the 2023 Senior Notes, except that the exchange notes will be freely tradable. Crestwood Midstream issued the 2023 Senior Notes in March 2015. The net proceeds from this offering of approximately $688.3 million were used to pay down borrowings under the Crestwood Midstream $1.0 billion credit facility and for Crestwood Midstream’s general partnership purposes.

At March 31, 2016, Crestwood Midstream was in compliance with all of its debt covenants applicable to the CMLP credit facility and its senior notes.

Note 9—Long-Term Debt

Long-term debt consisted of the following at December 31, 2015 and 2014, (in millions):

	December 31, 2015	December 31, 2014
CMLP Credit Facility	$735.0	$555.0
Crestwood Midstream 2019 Senior Notes	—	350.0
Premium on Crestwood Midstream 2019 Senior Notes	—	1.0
Crestwood Midstream 2020 Senior Notes	500.0	500.0
Fair value adjustment of Crestwood Midstream 2020 Senior Notes	3.3	4.0
Crestwood Midstream 2022 Senior Notes	600.0	600.0
Crestwood Midstream 2023 Senior Notes	700.0	—
Other	5.3	5.3

Total Crestwood Midstream debt	2,543.6	2,015.3

CEQP Credit Facility	—	369.0
CEQP Senior Notes	—	11.4
Other	0.2	0.8

Total Crestwood Equity debt	2,543.8	2,396.5
Less: current portion	1.1	3.7

Total long-term debt, less current portion	$2,542.7	$2,392.8

Crestwood Equity Long-Term Debt

CEQP Credit Facility. Prior to the completion of the Simplification Merger, we utilized a secured credit facility (the CEQP Credit Facility) with an aggregate revolving loan capacity of $495.0 million to fund working capital requirements, capital expenditures and acquisitions and for general partnership purposes. All borrowings under the CEQP Credit Facility, which would have expired in July 2016, were generally secured by substantially all of our assets and the equity interests in all of our wholly-owned subsidiaries.

In conjunction with the closing of the Simplification Merger, we terminated the CEQP Credit Facility, repaid all borrowings and retired all standby letters of credit outstanding under the facility. We recognized a loss on extinguishment of debt of approximately $0.9 million in conjunction with the termination of the CEQP Credit Facility. At December 31, 2014, our outstanding standby letters of credit were $56.7 million. The interest rates on the CEQP Credit Facility were based on the prime rate and LIBOR plus the applicable spreads, resulting in interest rates which were between 2.91% and 5.00% at December 31, 2014. The weighted-average interest rate as of December 31, 2014 was 3.02%.

CEQP Interest Rate Swaps. We entered into interest rate swaps to reduce our exposure to variable interest payments due under the CEQP Credit Facility. These swap agreements required us to make quarterly payments to the counterparty on an aggregate notional amount based on fixed rates. In exchange, the counterparty was required to make quarterly floating interest rate payments on the same date to us based on the three-month LIBOR applied to the same aggregate notional amount. In February 2015, five of our interest rate swaps matured, with an aggregate notional amount of $175.0 million and fixed rates ranging from 0.84% to 2.35%. In conjunction with the completion of the Simplification Merger, we terminated and settled amounts outstanding under our remaining swaps which would have matured in 2016. During the years ended December 31, 2015, 2014 and 2013, we recorded a gain of approximately $0.5 million, $2.7 million and $1.7 million associated with these interest rate swaps. We reflected these gains as a reduction of our interest and debt expense, net on our consolidated statements of operations.

CEQP Senior Notes

During the year ended December 31, 2015, we repaid the balance outstanding under our senior notes, the majority of which were scheduled to mature on October 1, 2018. We recognized a loss on extinguishment of debt of approximately $0.2 million for the year ended December 31, 2015 in conjunction with the redemption of our senior notes.

Crestwood Midstream Long-Term Debt

CMLP Credit Facility. Contemporaneously with the closing of the Simplification Merger on September 30, 2015, Crestwood Midstream amended and restated its senior secured credit agreement (the CMLP Credit Agreement). The CMLP Credit Agreement provides for a five-year $1.5 billion revolving credit facility (the CMLP Credit Facility), which expires in September 2020 and is available to fund acquisitions, working capital and internal growth projects and for general partnership purposes. The CMLP Credit Facility allows Crestwood Midstream to increase its available borrowings under the facility by $350.0 million, subject to lender approval and the satisfaction of certain other conditions, as described in the CMLP Credit Agreement. The CMLP Credit Facility also includes a sub-limit of up to $25.0 million for same-day swing line advances and a sub-limit up to $350.0 million for letters of credit. Subject to limited exception, the CMLP Credit Facility is guaranteed and secured by substantially all of the equity interests and assets of Crestwood Midstream’s subsidiaries, except for Crestwood Niobrara LLC (Crestwood Niobrara), PRBIC and Tres Holdings and their respective subsidiaries. The Company also guarantees Crestwood Midstream’s payment obligations under its $1.5 billion credit agreement.

Prior to amending and restating its credit agreement, Crestwood Midstream had a five-year $1.0 billion senior secured revolving credit facility, which would have expired October 2018. We recognized a loss on extinguishment of debt of approximately $1.8 million in conjunction with amending and restating the CMLP Credit Agreement.

Borrowings under the CMLP Credit Facility (other than the swing line loans) bear interest at either:

•	the Alternate Base Rate, which is defined as the highest of (i) the federal funds rate plus 0.50%; (ii) Wells Fargo Bank’s prime rate; or (iii) the Eurodollar Rate adjusted for certain reserve requirements plus 1%; plus a margin varying from 0.75% to 1.75% depending on Crestwood Midstream’s most recent consolidated total leverage ratio; or

•	the Eurodollar Rate, adjusted for certain reserve requirements plus a margin varying from 1.75% to 2.75% depending on Crestwood Midstream’s most recent consolidated total leverage ratio.

Swing line loans bear interest at the Alternate Base Rate as described above. The unused portion of the CMLP Credit Facility is subject to a commitment fee ranging from 0.30% to 0.50% according to its most recent consolidated total leverage ratio. Interest on the Alternate Base Rate loans is payable quarterly, or if the adjusted Eurodollar Rate applies, interest is payable at certain intervals selected by Crestwood Midstream.

At December 31, 2015, the balance outstanding under the CMLP Credit Facility was $735.0 million and its outstanding standby letters of credit were $62.2 million. At December 31, 2015, Crestwood Midstream had $399.0 million of available capacity under the CMLP Credit Facility considering the most restrictive debt covenants in its credit agreement. Borrowings under the CMLP Credit Facility accrue interest at prime or Eurodollar based rates plus applicable spreads, which resulted in interest rates between 2.70% and 5.00% at December 31, 2015. The weighted-average interest rate as of December 31, 2015 was 2.70%. At December 31, 2014, the balance outstanding under the Crestwood Midstream $1.0 billion credit facility was $555.0 million and its outstanding letters of credit were $15.1 million. Borrowings under the $1.0 billion credit facility accrued interest at prime or LIBOR-based rates plus applicable spreads, which resulted in interest rates between 2.66% and 4.75% at December 31, 2014. The weighted-average interest rate as of December 31, 2014 was 2.86%.

In conjunction with the closing of the Simplification Merger, Crestwood Midstream borrowed approximately $720.0 million under the CMLP Credit Facility on September 30, 2015 to (i) repay all borrowings outstanding under the $1.0 billion credit facility, (ii) fund a distribution to the Company of approximately $378.3 million for purposes of repaying (or, if applicable, satisfying and discharging) substantially all of the Company’s outstanding indebtedness as discussed above, and (iii) pay merger-related fees and expenses.

The CMLP Credit Facility contains various covenants and restrictive provisions that limit our ability to, among other things, (i) incur additional debt; (ii) make distributions on or redeem or repurchase units; (iii) make certain investments and acquisitions; (iv) incur or permit certain liens to exist; (v) merge, consolidate or amalgamate with another company; (vi) transfer or dispose of assets; and (vii) incur a change in control at either Crestwood Equity or Crestwood Midstream, including an acquisition of Crestwood Holdings’ ownership of Crestwood Equity’s general partner by any third party, including Crestwood Holdings’ debtors under an event of default of their debt since Crestwood Equity’s non-economic general partner interest is pledged as collateral under that debt.

Crestwood Midstream is required under its credit agreement to maintain a net debt to consolidated EBITDA ratio (as defined in its credit agreement) of not more than 5.50 to 1.0, a consolidated EBITDA to consolidated interest expense ratio (as defined in its credit agreement) of not less than 2.50 to 1.0, and a senior secured leverage ratio (as defined in its credit agreement) of not more than 3.75 to 1.0. At December 31, 2015, the net debt to consolidated EBITDA was approximately 4.75 to 1.0, the consolidated EBITDA to consolidated interest expense was approximately 3.99 to 1.0, and the senior secured leverage ratio was 1.37 to 1.0.

If Crestwood Midstream fails to perform its obligations under these and other covenants, the lenders’ credit commitment could be terminated and any outstanding borrowings, together with accrued interest, under the CMLP Credit Facility could be declared immediately due and payable. The CMLP Credit Facility also has cross default provisions that apply to any of its other material indebtedness.

Crestwood Midstream Senior Notes

2019 Senior Notes. The $350 million 7.75% Senior Notes due 2019 (the 2019 Senior Notes) were scheduled to mature on April 1, 2019, and interest was payable semi-annually in arrears on April 1 and October 1 of each year. On April 8, 2015, Crestwood Midstream redeemed its 2019 Senior Notes for approximately $364.1 million, including accrued interest of $0.5 million and a call premium of $13.6 million. Crestwood Midstream utilized approximately $315 million of its $1.0 billion credit facility to redeem all of its outstanding 2019 Senior Notes. In conjunction with the redemption of the 2019 Senior Notes, Crestwood Midstream recorded a loss on extinguishment of debt of approximately $17.1 million.

2020 Senior Notes. The $500 million 6.0% Senior Notes due 2020 (the 2020 Senior Notes) mature on December 15, 2020, and interest is payable semi-annually in arrears on June 15 and December 15 of each year. We recorded an adjustment in conjunction with Legacy Crestwood GP’s reverse acquisition of us to adjust the debt to fair value. The adjustment is being amortized over the remaining life of the 2020 Senior Notes.

2022 Senior Notes. In November 2013, Crestwood Midstream completed an offering of $600 million in aggregate principal amount of 6.125% Senior Notes due 2022 (the 2022 Senior Notes) in a private offering exempt from registration requirements of the Securities Act of 1933. The 2022 Senior Notes mature on March 1, 2022, and interest is payable semi-annually on March 1 and September 1 of each year.

On July 17, 2014, Crestwood Midstream filed a registration statement with the SEC under which it offered to exchange the 2022 Senior Notes for any and all outstanding 2022 Senior Notes. Crestwood Midstream completed the exchange offer on August 29, 2014. The terms of the exchange notes are substantially identical to the terms of the 2022 Senior Notes, except that the exchange notes are freely tradable.

2023 Senior Notes. In March 2015, Crestwood Midstream issued $700 million of 6.25% unsecured senior notes due 2023 (the 2023 Senior Notes) in a private offering. The 2023 Senior Notes will mature on April 1, 2023, and interest is payable semi-annually in arrears on April 1 and October 1 of each year, beginning October 1, 2015. The net proceeds from this offering of approximately $688.3 million were used to pay down borrowings under the Crestwood Midstream $1.0 billion credit facility and for Crestwood Midstream’s general partnership purposes.

In general, each series of Crestwood Midstream’s senior notes are fully and unconditionally guaranteed, joint and severally, on a senior unsecured basis by Crestwood Midstream’s domestic restricted subsidiaries (other than Finance Corp., which has no assets). The indentures contain customary release provisions, such as (i) disposition of all or substantially all the assets of, or the capital stock of, a guarantor subsidiary to a third person if the disposition complies with the indentures; (ii) designation of a guarantor subsidiary as an unrestricted subsidiary in accordance with its indentures; (iii) legal or covenant defeasance of a series of senior notes, or satisfaction and discharge of the related indenture; and (iv) guarantor subsidiary ceases to guarantee any other indebtedness of Crestwood Midstream or any other guarantor subsidiary, provided it no longer guarantees indebtedness under the Crestwood Midstream Revolver.

The indentures restricts the ability of Crestwood Midstream and its restricted subsidiaries to, among other things, sell assets; redeem or repurchase subordinated debt; make investments; incur or guarantee additional indebtedness or issue preferred units; create or incur certain liens; enter into agreements that restrict distributions or other payments to Crestwood Midstream from its restricted subsidiaries; consolidate, merge or transfer all or substantially all of their assets; engage in affiliate transactions; create unrestricted subsidiaries; and incur a change in control at either Crestwood Equity or Crestwood Midstream, including an acquisition of Crestwood Holdings’ ownership of Crestwood Equity’s general partner by any third party including Crestwood Holdings’ debtors under an event of default of their debt since Crestwood Equity’s non-economic general partner interest is pledged as collateral under that debt. These restrictions are subject to a number of exceptions and qualifications, and many of these restrictions will terminate when the senior notes are rated investment grade by either Moody’s Investors Service, Inc. or Standard & Poor’s Rating Services and no default or event of default (each as defined in the respective indentures) under the indentures has occurred and is continuing.

At December 31, 2015, Crestwood Midstream was in compliance with the debt covenants and restrictions in each of its credit agreements discussed above.

Crestwood Midstream’s Credit Facility and its respective senior notes are secured by its assets and liabilities of the guarantor subsidiaries. Accordingly, such assets are only available to the creditors of Crestwood Midstream. Crestwood Equity had restricted net assets of approximately $2,981.6 million as of December 31, 2015.

Notes Payable and Other Obligations

CEQP’s non-interest bearing obligations due under noncompetition agreements and other note payable agreements consisted of agreements between Legacy Inergy and the sellers of certain companies acquired from 2003 through 2014 with payments due through 2027 and imputed interest ranging from 5.02% to 8.00%. At December 31, 2015 and 2014, CEQP’s non-interest bearing obligations consisted of $6.8 million and $7.4 million in total payments due under agreements, less unamortized discount based on imputed interest of $1.3 million in both periods.

CMLP’s non-interest bearing obligations due under noncompetition agreements consisted of agreements between Crestwood Midstream and sellers of certain companies acquired in 2014 with payments due through 2027 and imputed interest ranging from 5.02% to 8.00%. Non-interest bearing obligations consisted of $6.6 million and $6.5 million in total payments due under agreements, less unamortized discount based on imputed interest of $1.3 million and $1.2 million at December 31, 2015 and 2014, respectively.

Maturities

The aggregate maturities of principal amounts on our outstanding long-term debt and other notes payable as of December 31, 2015 for the next five years and in total thereafter are as follows (in millions):

	CEQP	CMLP
2016	$1.1	$0.9
2017	1.0	1.0
2018	1.0	1.0
2019	1.1	1.1
2020	1,238.6	1,238.6
Thereafter	1,301.0	1,301.0

Total debt	$2,543.8	$2,543.6

Residual Value Guarantee

In August 2012, Crestwood Equity entered into a support agreement with Suburban Propane Partners, L.P. (SPH) pursuant to which Crestwood Equity is obligated to provide contingent, residual support of approximately $497 million of aggregate principal amount of the 7.5% senior unsecured notes due 2018 of SPH and Suburban Energy Finance Corp. (collectively, the SPH Issuers) or any permitted refinancing thereof. Under the support agreement, in the event the SPH Issuers fail to pay any principal amount of the supported debt when due, Crestwood Equity will pay directly to, or to the SPH Issuers for the benefit of, the holders of the supported debt an amount up to the principal amount of the supported debt that the SPH Issuers have failed to pay. Crestwood Equity has no obligation to make a payment under the support agreement with respect to any accrued and unpaid interest or any redemption premium or other costs, fees, expenses, penalties, charges or other amounts of any kind that shall be due to noteholders by the SPH Issuers, whether on or related to the supported debt or otherwise. The support agreement terminates on the earlier of the date the supported debt is extinguished or on the maturity date of supported debt or any permitted refinancing thereof. We believe the probability of any future payment on this residual value guarantee is remote.